UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 14, 2022

QUALTRICS INTERNATIONAL INC.
(Exact name of registrant as specified in charter)

Delaware	001-39952	47-1754215
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West River Park Drive
Provo, Utah 84604
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (385) 203-4999

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	XM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 14, 2022, the Board appointed Brian Stucki as President and Chief Operating Officer of Qualtrics International Inc. (the “Company”), effective immediately.

Mr. Stucki, age 43, joined Qualtrics in June 2015. He previously served as Chief Operating Officer, Services Operations from January 2021 to November 2022, Executive Vice President and General Manager, Customer Experience Business from February 2020 to January 2021, and Global Head of Customer Success from June 2015 to February 2020. Prior to joining Qualtrics, Mr. Stucki held positions as Manager and Consultant for Bain & Company from August 2011 to June 2015, Manager, Technical Accounting for Sprint Nextel from October 2006 to May 2009, and Senior Auditor for Deloitte & Touche, LLP from September 2004 to October 2006. Mr. Stucki holds an MBA from the Fuqua School of Business of Duke University, and a B.S. and M.S. in Accounting from Brigham Young University.

There are no arrangements or understandings between Mr. Stucki on the one hand, and any other persons, on the other hand, pursuant to which Mr. Stucki was appointed as President and Chief Operating Officer. Mr. Stucki has no family relationship with any director or executive officer of the Company. Furthermore, there are no transactions between Mr. Stucki and the Company that would be required to be reported under Item 404(a) of Regulation S-K. In connection with his appointment, the Company will enter into its standard form of indemnification agreement with Mr. Stucki, incorporated by reference hereto as Exhibit 10.1. Mr. Stucki has been and will remain covered by the Company’s Executive Change in Control Severance Plan, incorporated by reference hereto as Exhibit 10.2.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1*	Form of Director and Executive Officer Indemnification Agreement.
10.2**	Qualtrics International Inc. Executive Change in Control Severance Plan, adopted January 5, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Incorporated by reference to Exhibit 10.12 filed with the Company’s Registration Statement on Form S-1 (File No. 333-251767), filed with the Securities and Exchange Commission on December 28, 2020.

** Incorporated by reference to Exhibit 10.24 filed with the Company’s Registration Statement on Form S-1 (File No. 333-251767), filed with the Securities and Exchange Commission on January 12, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALTRICS INTERNATIONAL INC.

Dated: November 17, 2022	By:	/s/ Blake Tierney
	Name:	Blake Tierney
	Title:	General Counsel